SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2006

                               HOMEFED CORPORATION
              Exact name of registrant as specified in its charter)

           Delaware                       1-10153                 33-0304982
(State of other jurisdiction of         (Commission            (I.R.S. Employer
incorporation or organization)           File No.)           Identification No.)

                          1903 Wright Place, Suite 220
          Carlsbad, California                                  92008
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

                                 (760) 918-8200
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              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 7.01  Regulation FD Disclosure.

         The information set forth in the Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 18, 2006, attached hereto as Exhibit 99.1, is incorporated herein by reference.



Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 18, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          REGISTRANT:

                                          HOMEFED CORPORATION


                                          By: /s/  Erin N. Ruhe
                                              --------------------------------
Date:  July 18, 2006                          Erin N. Ruhe,
                                              Vice President and Controller





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                                  EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

99.1 Report of the Chairman of HomeFed Corporation delivered at the Annual Meeting of Stockholders on July 18, 2006.